Federated Stock and Bond Fund

CLASS A SHARES (TICKER FSTBX)
CLASS B SHARES (TICKER FSBBX)
CLASS C SHARES (TICKER FSBCX)
CLASS K SHARES (TICKER FSBKX)
INSTITUTIONAL SHARES (TICKER SBFIX)

SUPPLEMENT TO Prospectuses DATED january 31, 2010

Under the heading entitled, “Risk/Return Summary: Investments, Risks, Performance,” and the subheading “What are the Fund's Main Investment Strategies?” please delete the last paragraph in its entirety and replace it with the following:

“The Fund may invest in instruments, such as exchange-traded funds (ETFs) whose performance is determined by the price of an underlying commodity or commodity index. The Fund may also invest in ETFs, hybrid instruments, real estate investment trusts (REITs), derivative contracts and other investment companies in any manner consistent with its investment strategy. Lastly, the Fund may sell a security short in an effort to profit from a decline in the price of the security. The Fund's short exposure will not exceed 10% of the Fund's assets. Short exposure obtained through investments in derivative and/or hybrid instruments will be included in this limitation. Short exposures to foreign currencies held to offset underlying long exposures to foreign currency denominated assets (i.e “foreign currency hedges”) are not included in this 10% limitation.”

May 10, 2010

Federated Stock and Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450544 (5/10)